                                                    CONSENT OF INDEPENDENT AUDITORS

We  consent  to the  reference  to our firm  under the  caption  "Experts"  and to the use of our report  dated  February  3, 2003,  in
Post-effective  Amendment No. 9 to the Registration  Statement (Form S-3 No. 33-89676) and related  Prospectus of American Skandia Life
Assurance Corporation.

                                                                    /s/ERNST & YOUNG LLP

Hartford, Connecticut
April 15, 2004